LOCK-UP AND RESALE RESTRICTION AGREEMENT

January 5, 2005

Gentlemen:

     In consideration of agreeing to register the Common Shares that you own, and by signing this agreement the undersigned hereby agrees to the terms of this Lock-Up Agreement. The undersigned represents and warrants to the Company that the undersigned is (a) the record or beneficial holder of 700,000 shares ("Shares") of Wimax EU, Ltd common stock (the "Common Stock").

     The undersigned agrees that during the period from the date hereof until a date 1 year after (the "Lock-Up Period"), the undersigned shall not (except as permitted below), without the prior written consent of the Company, directly or indirectly, offer, issue, sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, pledge, or otherwise dispose of or transfer any Shares or Underlying Shares in excess often percent (10%) of the balanced direct or beneficial holdings of shares of the Company's Common Stock in any one-month period; provided, however, that the foregoing agreement and representation shall not apply to (i) dispositions by gift, will or by the laws of descent and distribution, or otherwise to the undersigned's parents, siblings, spouse, children, or grandchildren, (ii) a trust for the benefit of the undersigned's parents, siblings, spouse, children, or grandchildren, (iii) a partnership, the general partner of which is the undersigned or the undersigned's parents, siblings, spouse, children, or grandchildren, or a corporation or limited liability company, a majority of whose outstanding equity securities is owned of record or beneficially by the undersigned or by any of the foregoing, (iv) an Insider to the Company; provided that, in each case, such transferee agrees in writing to be bound by the terms hereof.

     The undersigned acknowledges and agrees that the Company shall place appropriate stop transfer instructions with the transfer agent of the Common Stock to ensure compliance with this Agreement.

     The undersigned represents that he, she or it is duly authorized to enter into this Agreement and that this Agreement is a valid and binding agreement of the undersigned and the undersigned's respective successors, heirs, personal representatives and assigns and is enforceable in accordance with the terms.

January 5, 2005

                                                 Very truly yours,

Marquis Investments                              Wimax EU, Ltd.

/s/  Laura Mouck                                 /s/  Christopher Miles
--------------------------------                -----------------------------
     Laura Mouck                                      Christopher Miles
     President                                        President